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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): July 18, 2001

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                                TALX CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)



          Missouri                000-21465                  43-0988805
      (State or Other          (Commission File             (IRS Employer
      Jurisdiction of              Number)              Identification Number)
       Incorporation)


                                1850 Borman Court
                            St. Louis, Missouri 63146
                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (314) 214-7000


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Item 5.  Other Events.

         On July 18, 2001, TALX Corporation issued a press release, a copy of which is filed as Exhibit 99.1 hereto and incorporated herein by reference. Information contained on the website referenced in the press release does not constitute part of this report.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits

         99.1     Press Release issued July 18, 2001



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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: July 18, 2001


                                TALX CORPORATION



                                By:/s/ Craig N. Cohen
                                   --------------------------------
                                    Craig N. Cohen
                                    Vice President - Application Services
                                    and Software, Chief Financial Officer
                                    and Secretary